[LOGO] Arthur J. Gallagher & Co.

FOR IMMEDIATE RELEASE                                CONTACT: Marsha J. Akin
                                                              Investor Relations
                                                              (630) 773-3800
                                                              www.ajg.com

                       ARTHUR J. GALLAGHER & CO. ANNOUNCES
                      SECOND QUARTER 2003 FINANCIAL RESULTS

ITASCA, IL, July 22, 2003 -- Arthur J. Gallagher & Co. today reported its financial results for the three- and six-month periods ended June 30, 2003. A printer-friendly format is available at www.ajg.com.

3 Months Ended June 30

                                           Revenues                         Net Earnings               Earnings Per Share
Segment                         3 Mths 03    3 Mths 02     Chg         3 Mths 03     3 Mths 02      3 Mths 03      3 Mths 02
------------------------       --------------------------------       -------------------------    --------------------------
                                        ($ in millions)                   ($ in millions)
Brokerage                        $ 202.8      $ 173.3      17%           $ 28.6       $ 20.6          $ 0.31        $ 0.22
Risk Management                     78.3         67.7      16%              7.7          6.0            0.08          0.06
Financial Services                  17.9         25.8     -31%             -0.1          7.9              --          0.09
                               --------------------------------       -------------------------    --------------------------
Total Company                    $ 299.0      $ 266.8      12%           $ 36.2       $ 34.5          $ 0.39        $ 0.37
                               ================================       =========================    ==========================

6 Months Ended June 30

                                           Revenues                         Net Earnings               Earnings Per Share
Segment                         3 Mths 03    3 Mths 02     Chg         3 Mths 03     3 Mths 02      3 Mths 03      3 Mths 02
------------------------       --------------------------------       -------------------------    --------------------------
                                        ($ in millions)                   ($ in millions)

Brokerage                        $ 390.8      $ 328.0      19%           $ 48.7       $ 38.3          $ 0.52        $ 0.42
Risk Management                    155.0        137.7      13%             15.8         14.0            0.17          0.15
Financial Services                   7.5         40.1     -81%            -16.4         15.9           -0.17          0.17
                               --------------------------------       -------------------------    --------------------------
Total Company                    $ 553.3      $ 505.8       9%           $ 48.1       $ 68.2          $ 0.52        $ 0.74
                               ================================       =========================    ==========================

Brokerage Segment Highlights - Second Quarter 2003

o     Record second quarter net earnings per share - up 41% over second quarter
      2002.

o     32% increase in pretax net income.

o     Improved compensation ratio - down to 55% from 58% in first quarter 2003.

o The company's 2001 and 2002 organic hiring strategy is delivering better-than-expected results.

o     Solid 17% revenue growth, of which 14% is organic.

Risk Management Segment Highlights - Second Quarter 2003

o     Outstanding second quarter revenue growth of 16% - all organic.

o     Claim counts have returned to pre-9/11 levels.

o     Continued customer retention levels in excess of 98%.

Financial Services Segment Highlights - Second Quarter 2003

o     New synthetic fuel project up and running.

o Prior year second quarter included net non-recurring investment gains of $9.3 million after tax, or $0.10 per share.


                                    (1 of 5)

"We are extremely pleased with the pretax margin improvements seen in our Brokerage segment during the second quarter - up 2% over second quarter 2002 and up 4% over first quarter 2003," said President and Chief Executive Officer, J. Patrick Gallagher, Jr. "These margin improvements contributed to our Brokerage segment's 32% growth in pretax earnings in the second quarter and 19% growth in the six months ended June 30, 2003. Our entire production force, including new hires and merger partners, are all performing well. Our clients are pleased that our niche strategy and alternative market expertise continue to provide them with great value during this challenging pricing environment."

"Our Risk Management segment continues to improve its growth rate. Claim counts have returned to pre-9/11 levels largely due to strong new business production, and client retention levels continue to exceed 98%," added Mr. Gallagher.

The company will host a webcast conference call on Wednesday, July 23, 2003 at 9:00am EDT to further discuss these quarterly results. To listen, please go to www.ajg.com.

                                    * * * * *

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in seven countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded under the symbol "AJG" on the New York Stock Exchange. Additional information about Gallagher may be found at www.ajg.com.

This press release may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors such as changes in worldwide and national economic conditions and changes in securities and fixed income markets as well as developments in the area of tax legislation. Please refer to our filing with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a more detailed discussion of these factors.


                                    (2 of 5)

                            Arthur J. Gallagher & Co.
                        Segment Statement of Earnings (1)
                 (Unaudited - in millions except per share data)

                                                                3 Months Ended   3 Months Ended    6 Months Ended     6 Months Ended
BROKERAGE SEGMENT                                               June 30, 2003     June 30, 2002     June 30, 2003     June 30, 2002
                                                                --------------   --------------    --------------     --------------
Commissions                                                        $ 180.3           $ 156.7           $ 348.9           $ 299.8
Fees                                                                  31.1              24.4              58.8              44.5
Investment income - fiduciary                                          1.7               2.5               3.5               4.2
                                                                   -------           -------           -------           -------
     Gross revenues                                                  213.1             183.6             411.2             348.5
Less brokerage                                                       (10.3)            (10.3)            (20.4)            (20.5)
                                                                   -------           -------           -------           -------
     Revenues                                                        202.8             173.3             390.8             328.0
                                                                   -------           -------           -------           -------

Compensation                                                         118.2             102.6             232.9             196.6
Operating                                                             41.2              36.8              82.6              68.0
Depreciation                                                           3.0               2.7               6.0               5.3
Amortization                                                           2.2               2.2               4.3               3.4
                                                                   -------           -------           -------           -------
     Expenses                                                        164.6             144.3             325.8             273.3
                                                                   -------           -------           -------           -------

Earnings before income taxes                                          38.2              29.0              65.0              54.7
Provision for income taxes                                             9.6               8.4              16.3              16.4
                                                                   -------           -------           -------           -------
Net earnings                                                       $  28.6           $  20.6           $  48.7           $  38.3
                                                                   =======           =======           =======           =======

Earnings per share                                                 $  0.31           $  0.22           $  0.52           $  0.42
Cash earnings per share (2)                                        $  0.35           $  0.26           $  0.61           $  0.49
Growth - revenues                                                       17%               30%               19%               25%
Organic growth in commissions and fees (3)                              14%               16%               14%               15%
Growth - pretax earnings                                                32%               11%               19%               11%
Compensation expense ratio                                              55%               56%               57%               56%
Operating expense ratio                                                 19%               20%               20%               20%
Effective tax rate                                                      25%               29%               25%               30%
Pretax profit margin                                                    18%               16%               16%               16%


RISK MANAGEMENT SEGMENT

Fees                                                               $  78.0           $  67.5           $ 154.5           $ 137.3
Investment income - fiduciary                                          0.3               0.2               0.5               0.4
                                                                   -------           -------           -------           -------
     Revenues                                                         78.3              67.7             155.0             137.7
                                                                   -------           -------           -------           -------

Compensation                                                          43.4              38.5              85.7              76.3
Operating                                                             22.3              18.5              43.7              37.1
Depreciation                                                           2.4               2.3               4.7               4.3
Amortization                                                            --                --                --                --
                                                                   -------           -------           -------           -------
     Expenses                                                         68.1              59.3             134.1             117.7
                                                                   -------           -------           -------           -------

Earnings before income taxes                                          10.2               8.4              20.9              20.0
Provision for income taxes                                             2.5               2.4               5.1               6.0
                                                                   -------           -------           -------           -------
Net earnings                                                       $   7.7           $   6.0           $  15.8           $  14.0
                                                                   =======           =======           =======           =======

Earnings per share                                                 $  0.08           $  0.06           $  0.17           $  0.15
Cash earnings per share (2)                                        $  0.10           $  0.08           $  0.21           $  0.18
Growth - revenues                                                       16%                4%               13%                5%
Organic growth in fees (3)                                              16%                4%               13%                5%
Growth - pretax earnings                                                21%                9%                5%               18%
Compensation expense ratio                                              56%               57%               55%               56%
Operating expense ratio                                                 29%               27%               28%               27%
Effective tax rate                                                      25%               29%               25%               30%
Pretax profit margin                                                    13%               12%               14%               15%


FINANCIAL SERVICES SEGMENT

Investment income                                                  $  17.9           $  12.7           $  33.2           $  28.4
Investment gains (losses)                                               --              13.1             (25.7)             11.7
                                                                   -------           -------           -------           -------
     Revenues                                                         17.9              25.8               7.5              40.1
                                                                   -------           -------           -------           -------

Investment expense                                                    14.2              10.9              21.5              10.6
Interest                                                               2.0               2.6               4.1               4.8
Depreciation                                                           1.8               1.1               3.7               2.0
                                                                   -------           -------           -------           -------
     Expenses                                                         18.0              14.6              29.3              17.4
                                                                   -------           -------           -------           -------

Earnings (loss) before income taxes                                   (0.1)             11.2             (21.8)             22.7
Provision (benefit) for income taxes                                    --               3.3              (5.4)              6.8
                                                                   -------           -------           -------           -------
Net earnings (loss)                                                $  (0.1)          $   7.9           $ (16.4)          $  15.9
                                                                   =======           =======           =======           =======

Earnings (loss) per share                                          $    --           $  0.09           $ (0.17)          $  0.17
Cash earnings per share (2)                                        $  0.01           $    --           $  0.06           $  0.10

See notes to the second quarter 2003 earnings release on page 5 of 5.


                                    (3 of 5)

                            Arthur J. Gallagher & Co.
                       Consolidated Statement of Earnings
                 (Unaudited - in millions except per share data)

                                                          3 Months Ended      3 Months Ended      6 Months Ended     6 Months Ended
TOTAL COMPANY                                             June 30, 2003        June 30, 2002       June 30, 2003     June 30, 2002
                                                          --------------      --------------      --------------     --------------
Commissions                                                 $    180.3          $    156.7          $    348.9         $    299.8
Fees                                                             109.1                91.9               213.3              181.8
Investment income - fiduciary                                      2.0                 2.7                 4.0                4.6
Investment income - all other                                     17.9                12.7                33.2               28.4
Investment gains (losses)                                           --                13.1               (25.7)              11.7
                                                            ----------          ----------          ----------         ----------
     Gross revenues                                              309.3               277.1               573.7              526.3
Less brokerage                                                   (10.3)              (10.3)              (20.4)             (20.5)
                                                            ----------          ----------          ----------         ----------
     Revenues                                                    299.0               266.8               553.3              505.8
                                                            ----------          ----------          ----------         ----------

Compensation                                                     161.6               141.1               318.6              272.9
Operating                                                         63.5                55.3               126.3              105.1
Investment                                                        14.2                10.9                21.5               10.6
Interest                                                           2.0                 2.6                 4.1                4.8
Depreciation                                                       7.2                 6.1                14.4               11.6
Amortization                                                       2.2                 2.2                 4.3                3.4
                                                            ----------          ----------          ----------         ----------
     Expenses                                                    250.7               218.2               489.2              408.4
                                                            ----------          ----------          ----------         ----------

Earnings before income taxes                                      48.3                48.6                64.1               97.4
Provision for income taxes                                        12.1                14.1                16.0               29.2
                                                            ----------          ----------          ----------         ----------
Net earnings                                                $     36.2          $     34.5          $     48.1         $     68.2
                                                            ==========          ==========          ==========         ==========

Earnings per share                                          $     0.39          $     0.37          $     0.52         $     0.74
                                                            ==========          ==========          ==========         ==========
Cash earnings per share (2)                                 $     0.46          $     0.34          $     0.88         $     0.77
                                                            ==========          ==========          ==========         ==========
Cash dividends per share                                    $     0.18          $     0.15          $     0.36         $     0.30
                                                            ==========          ==========          ==========         ==========

Other Information
Weighted shares (000s)                                          93,651              92,366              92,983             91,482
Annualized return on beginning equity                                                                       18%                37%
Number of acquisitions closed                                        1                   5                   5                  7
Workforce (includes acquisitions)                                                                        7,077              6,886

                           Consolidated Balance Sheet
                 (Unaudited - in millions except per share data)

                                                                                            June 30, 2003         December 31, 2002
                                                                                            -------------         -----------------
Cash and cash equivalents                                                                     $   149.0               $   152.6
Restricted cash                                                                                   285.0                   256.3
Trading securities                                                                                 54.3                    58.2
Investments - current                                                                              38.1                    37.9
Premiums and fees receivable                                                                    1,318.1                 1,183.7
Other current assets                                                                              107.5                    84.9
                                                                                              ---------               ---------
     Total current assets                                                                       1,952.0                 1,773.6

Investments - long-term                                                                           147.7                   168.4
Fixed assets related to consolidated investments - net                                            184.9                   185.4
Other fixed assets - net                                                                           63.7                    65.6
Deferred income taxes                                                                             102.3                   102.4
Other noncurrent assets                                                                            38.2                    33.1
Goodwill - net                                                                                    100.6                    84.2
Amortizable intangible assets - net                                                                54.9                    50.9
                                                                                              ---------               ---------
     Total assets                                                                             $ 2,644.3               $ 2,463.6
                                                                                              =========               =========


Premiums payable to insurance and reinsurance companies                                       $ 1,647.6               $ 1,488.2
Accrued compensation and other accrued liabilities                                                154.4                   165.7
Unearned fees                                                                                      27.6                    19.4
Income taxes payable                                                                                0.5                    11.0
Other current liabilities                                                                          17.2                    17.5
Corporate related borrowings                                                                        9.0                    25.0
Consolidated investments borrowings - current                                                      25.6                    22.8
                                                                                              ---------               ---------
     Total current liabilities                                                                  1,881.9                 1,749.6
                                                                                              ---------               ---------

Consolidated investments related borrowings - long-term                                           126.7                   128.3
Other noncurrent liabilities                                                                       63.2                    57.5

Stockholders' equity:
Common stock - issued and outstanding                                                              90.6                    88.5
Capital in excess of par value                                                                    128.5                    92.7
Retained earnings                                                                                 376.6                   361.0
Unearned deferred compensation                                                                    (10.4)                   (6.5)
Unearned restricted stock                                                                         (12.8)                   (7.5)
                                                                                              ---------               ---------
     Total stockholders' equity                                                                   572.5                   528.2
                                                                                              ---------               ---------
     Total liabilities and stockholders' equity                                               $ 2,644.3               $ 2,463.6
                                                                                              =========               =========

Other Information
Tangible net worth (4)                                                                        $   417.0               $   393.1
Book value per share                                                                          $    6.32               $    5.97
Tangible book value per share (5)                                                             $    4.60               $    4.44

See notes to the second quarter 2003 earnings release on page 5 of 5.


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

                            Arthur J. Gallagher & Co.
                        Unconsolidated Investment Summary
                            (Unaudited - in millions)

                                                                                                                 June 30, 2003
                                                                                                            ------------------------
                                                                June 30, 2003         December 31, 2002      LOCs &
                                                              ------------------      ------------------    Financial      Funding
                                                              Current  Long-term      Current  Long-term    Guarantees   Commitments
                                                              -------  ---------      -------  ---------    ----------   -----------
Trading Securities:
     Managed directly                                         $ 15.3     $   --       $ 17.7     $   --       $   --        $   --
     Managed by third parties                                   39.0         --         40.5         --           --           6.2
                                                              ------     ------       ------     ------       ------        ------
          Total trading securities                            $ 54.3     $   --       $ 58.2     $   --       $   --        $  6.2
                                                              ======     ======       ======     ======       ======        ======

Unconsolidated Investments:
Asset Alliance Corporation (AAC) related investments:
     Direct and indirect investments in AAC                   $  0.8     $ 47.6       $   --     $ 46.7       $   --        $   --
     Investment guaranteed by AAC                                 --        9.2           --        9.1           --            --

Low income housing investments:
     Bridge loans                                               18.4         --         20.3         --           --            --
     Partnership interests                                        --        5.5           --        8.1           --            --
     Developer                                                    --        7.6           --        7.6           --            --

Shopping centers and other
      commercial real estate                                      --        6.6           --        7.3          4.5            --

Alternative energy investments:
     Owned partnership interests                                 1.2       30.0          0.9       15.2          5.9           3.2
     Partnership interest installment sales                     17.7       21.4         15.0       24.3           --            --

Bermuda insurance investments                                     --       20.4           --       20.4          3.2            --

Venture capital investments:
     Carrying value                                               --        3.9          1.7       30.0           --            --
     Allowances for LOCs and commitments                          --       (4.5)          --       (0.3)          --            --
                                                              ------     ------       ------     ------       ------        ------

     Total unconsolidated investments                         $ 38.1     $147.7       $ 37.9     $168.4       $ 13.6        $  3.2
                                                              ======     ======       ======     ======       ======        ======

Notes to Second Quarter 2003 Earnings Release and Non-GAAP Financial Measures
-----------------------------------------------------------------------------

(1) The information presented above has been reclassified to reflect the current year presentation. In prior years, the Company has presented a "Corporate" segment. For purposes of this and future presentations, the Corporate segment has been allocated to each of the three operating segments.

(2) Represents net earnings before the after-tax effect of depreciation, amortization and investment gains (losses) divided by the weighted average number of diluted shares outstanding during the period.

(3) Represents the percentage increase in revenues before the impact of the 2003 and 2002 acquisitions accounted for as purchases.

(4) Represents total stockholders' equity less goodwill - net and amortizable intangible assets - net.

(5) Represents tangible net worth divided by the common shares outstanding at the end of the period.


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